UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 28, 2008
(Date of earliest event reported)

HAUPPAUGE DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13559	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Annual Meeting of Stockholders of Hauppauge Digital, Inc., originally scheduled to be held on February 28, 2008 at our executive offices located at 91 Cabot Court, Hauppauge, New York 11788 at 10:00 a.m., has been adjourned in accordance with our Amended and Restated By-Laws.  The date, time and place of the adjourned meeting is as follows:

Date:	March 27, 2008
Time:	10:00 a.m.
Place:	91 Cabot Court Hauppauge, New York 11788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL, INC.

Dated: February 28, 2008	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Chief Financial Officer